                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 27, 2002.

                          GLOBAL CAPITAL PARTNERS INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    000-26202                 52-1807562
      (State or Other          (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)

         6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210
          (Address of Principal Executive Offices, Including Zip Code)

                                 (704) 643-8220
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On March 27, 2002, Global Capital Securities Corporation filed Form BDW
"Uniform Request for Broker-Dealer Withdrawal" to request the withdrawal of its registration from the Securities and Exchange Commission ("SEC"),
Self-Regulatory Organizations ("SROs"), and other appropriate jurisdictions. In connection with the filing of Form BDW, Global Capital Securities Corporation ceased doing business as a broker-dealer.

     Over the next few months, we will be working through the process of placing a formerly highly regulated entity into a dormant state and maintaining the records as required by law. Since Global Capital Securities Corporation was our
primary operating entity, we will need to seek out potential merger or acquisition candidates with profitable operating businesses in order raise additional capital and to reorganize and restructure the company.

     However, there can be no assurances that suitable merger or acquisition candidates will materialize or that we would be able to structure an arrangement on mutually acceptable terms. In the event we are unable to locate suitable merger or acquisition candidates, structure an arrangement on mutually acceptable terms and raise additional capital, we may be forced to liquidate under the U.S. Bankruptcy Code.

     On March 31, 2002, Martin A. Sumichrast tendered his resignation as
Chairman, President and Chief Executive Officer of Global Capital Partners Inc.
effective as of that same date. The Board of Directors of Global Capital
Partners Inc. has appointed Kevin D. McNeil to serve as the Chairman, President,
Chief Executive Officer, Chief Financial Officer and Treasurer effective April
1, 2002.

     This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Readers are cautioned that all forward-looking statements are subject to risks and uncertainties, including without limitation, the timing of new announcements, the hiring and retention of key employees, the urgent need for capital, and the risk factors detailed from time to time in our periodic reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only of the date hereof. Global Capital Partners Inc. undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL CAPITAL PARTNERS, INC.
                                               (Registrant)

Date:  April 5, 2002
                                     By: /s/ Kevin D. McNeil
                                            (Signature)
                                     Name: Kevin D. McNeil
                                     Title: Chairman, Chief Executive Officer,
                                            President, Chief Financial Officer,
                                            and Treasurer

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